                               POWER OF ATTORNEY


     Robert C. Brown, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus and Richard H. Blank, Jr., his true and lawful attorneys-in-fact and agents, each individually, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Wells Fargo Variable Trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue thereof.

Effective Date:
March 25, 1999





                                                 /s/ Robert C. Brown
                                       ---------------------------------------
                                                   Robert C. Brown

                               POWER OF ATTORNEY


     Donald H. Burkhardt, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus and Richard H. Blank, Jr., his true and lawful attorneys-in-fact and agents, each individually, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Wells Fargo Variable Trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue thereof.

Effective Date:
March 25, 1999





                                               /s/ Donald H. Burkhardt
                                       ---------------------------------------
                                                 Donald H. Burkhardt

                               POWER OF ATTORNEY


     Jack S. Euphrat, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus and Richard H. Blank, Jr., his true and lawful attorneys-in-fact and agents, each individually, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Wells Fargo Variable Trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue thereof.

Effective Date:
March 25, 1999





                                                 /s/ Jack S. Euphrat
                                       ---------------------------------------
                                                   Jack S. Euphrat

                               POWER OF ATTORNEY


     Thomas S. Goho, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus and Richard H. Blank, Jr., his true and lawful attorneys-in-fact and agents, each individually, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Wells Fargo Variable Trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue thereof.

Effective Date:
March 25, 1999





                                                 /s/ Thomas S. Goho
                                       ---------------------------------------
                                                    Thomas S. Goho

                               POWER OF ATTORNEY


     Peter G. Gordon, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus and Richard H. Blank, Jr., his true and lawful attorneys-in-fact and agents, each individually, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Wells Fargo Variable Trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue thereof.

Effective Date:
March 25, 1999





                                                /s/ Peter G. Gordon
                                       ---------------------------------------
                                                   Peter G. Gordon

                               POWER OF ATTORNEY


     W. Rodney Hughes, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus and Richard H. Blank, Jr., his true and lawful attorneys-in-fact and agents, each individually, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Wells Fargo Variable Trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue thereof.

Effective Date:
March 25, 1999





                                                /s/ W. Rodney Hughes
                                       ---------------------------------------
                                                  W. Rodney Hughes

                               POWER OF ATTORNEY


     Richard M. Leach, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus and Richard H. Blank, Jr., his true and lawful attorneys-in-fact and agents, each individually, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Wells Fargo Variable Trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue thereof.

Effective Date:
March 25, 1999





                                                /s/ Richard M. Leach
                                       ---------------------------------------
                                                  Richard M. Leach

                               POWER OF ATTORNEY


     J. Tucker Morse, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus and Richard H. Blank, Jr., his true and lawful attorneys-in-fact and agents, each individually, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Wells Fargo Variable Trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue thereof.

Effective Date:
March 25, 1999





                                                /s/ J. Tucker Morse
                                       ---------------------------------------
                                                   J. Tucker Morse

POWER OF ATTORNEY


     Timothy J. Penny, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus and Richard H. Blank, Jr., his true and lawful attorneys-in-fact and agents, each individually, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Wells Fargo Variable Trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue thereof.

Effective Date:
March 25, 1999





                                                /s/ Timothy J. Penny
                                       ---------------------------------------
                                                  Timothy J. Penny

                               POWER OF ATTORNEY


     Donald C. Willeke, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus and Richard H. Blank, Jr., his true and lawful attorneys-in-fact and agents, each individually, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Wells Fargo Variable Trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue thereof.

Effective Date:
March 25, 1999





                                                /s/ Donald C. Willeke
                                       ---------------------------------------
                                                  Donald C. Willeke